Exhibit 99
In the minds of our shareholders August 2009 August 2009 August 2009 August 2009

Safe Harbor Statement Discussions and statements in this presentation that are not statements of historical fact (including without limitation statements that include terms such as "will," "may," "should," "believe," "expect," "anticipate," "estimate," "project", "intend," and "plan") and statements regarding Citizens First future financial and operating results, plans, objectives, expectations and intentions, are forward-looking statements that involve risks and uncertainties, many of which are beyond Citizens First's control or are subject to change. No forward-looking statement is a guarantee of future performance and actual results could differ materially. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens First's filings with the Securities and Exchange Commission. Other factors not currently anticipated may also materially and adversely affect Citizens First's results of operations, cash flows, financial position and prospects. There can be no assurance that future results will meet expectations. While Citizens First believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. Citizens First does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Who We Are: Community-based Savings Bank In Michigan With a Leading Market Share In Our Principal Markets Of Operation Note: Deposit data and rank as of June 2008

Company Highlights Total Loans $1,362,738 Total Deposits $1,409,014 Loan Composition (06/30/09) Deposit Composition (06/30/09) (1) Annualized (2) At Holding Company Level (3) At Bank Level (4) Except for Per Share Amounts

Management

Management

Key Strengths & Opportunities For Citizens First Well Positioned to Benefit from Current Disruption in Michigan Banking Market Fragmented market - large competitors are exiting, pulling back or reducing their resources in Michigan Limited de novo competition Smaller banks lack the relationships and product breadth of Citizens First Mid-size banks have the competitive advantage in the market Significant opportunity to increase business line and deposit market share as competitive landscape is being reshaped - strengthening our market share in counties where we already have a leading market position and increasing market share in counties with attractive demographics where we are building our business Successful Community Bank with Loyal Customer Base and Relationship Banking Focus Community bank with a strong relationship banking focus Strong customer service culture Loyal customer base Offers full range of sophisticated commercial and consumer products and services Strong virtual sales channels to service clients throughout our footprint and beyond In market lending - approximately 95% of loans are in or directly adjacent to Citizens First's footprint A community focused bank with a competitively awarded $15mm Federal allocation for low income lending Citizens First established a charitable foundation at IPO dedicated to supporting local communities Strong Core Deposit Growth and New Customer Acquisition Strong core deposit base with core deposits being 64.5% of total deposits Demonstrated ability to grow core deposits despite challenging market environment Core deposit growth of 8.3% (2Q/1Q 2009) and 7.9% (1Q 2009/4Q 2008) driven by acquisition of new customers Leading deposit market share in current markets (#1 in St. Clair, #3 in Sanilac, #5 in Huron) and ability to grow market share in counties with attractive demographics (e.g. Oakland) Large branch network, diverse product line, strong product development capabilities, well known local brand and cross selling focus allow us to attract new customers as competitors are retrenching

Key Strengths & Opportunities For Citizens First Valuation Opportunity As a "Well-Capitalized" institution with a strong balance sheet, Citizens First will be in a position to take advantage of growth opportunities: Continue to enhance core deposit franchise Key cross selling opportunities exist Optimization and diversification of the loan mix Opportunity to pick up market share in lending and deposit growth with competitors exiting Ability to carefully expand in attractive demographic areas: Oakland market, in which Citizens First has 4 banking centers, has attractive demographics Opportunity to realize attractive returns driven by multiple expansion over time, from current depressed levels and earnings growth Stock currently trades at a fraction of book/tangible book value (0.13x BV, 0.13x TBV as of August 25, 2009) Potential upside improvement over the long term on CMO portfolio Attractive Business Opportunities Earnings Strong pre-tax, pre-provision earnings ($5.5MM in Q2 2009, $6.5MM in Q1 2009) Expansion of Net Interest Margin by 14 bps to 2.99% in Q2 2009 versus 2.85% in Q4 2008 Ability to manage deposit costs and reduce reliance on short-term borrowings resulting in an opportunity to lower cost of funds Key drivers of earnings going forward: Increased lending resulting from competitors exiting the credit market and ability to reprice loans at wider margins Growing revenues from mortgage business while leveraging existing platform/infrastructure with minimal increase to fixed costs Opportunities for further margin improvement from ability to grow low-cost deposits, replace higher cost of borrowings, benefit from changes in funding structure Significant cost savings opportunities as earnings normalize (absent FDIC premiums and with declining REO costs)

Deposit Overview: Despite the Recessionary Environment We Have Successfully Grown Deposits and Aligned Our Loan to Deposit Mix Total Deposits $1,409,014 Deposit Composition (06/30/09) Loan to Deposit Ratio Deposit Growth (In $ 000's) (In $ 000's) 11% Reduction In Loan/Deposit Ratio Since 4Q 2008 9% Deposit Growth Since 4Q 2008 17% Core Deposit Growth Since 4Q 2008

Our Successful Core Deposit Focus Leverages Our Branch Network, Local Brand Strength, Product & Service Offering and R&D Capabilities Visit Citizens First at www.cfsbank.com 11.3% increase of new customers (households) since 4Q 2008 8% increase in Oakland County deposits in 2Q 2009 over 1Q 2009 Focus on product development as a key deposit growth driver Leveraging our existing technology to provide continuous product R&D Increase in the number of services by household since 4Q 2008: 3.7% for individuals and 3.4% for households Well positioned to grow deposits while managing deposit costs as we take advantage of the disintermediation opportunities in Michigan banking

Loan Portfolio Overview: We Are Repositioning Our Loan Mix to Mitigate Risk Exposure Total Loan Portfolio (06-30-09) Total=$1,362,738 Real Estate Loan Portfolio (06-30-09) Total=$1,111,862 Reduced C&D Loans by 10% and C&I Loans by 32% since 2Q 2008 Consumer 5% Commercial, Industrial & Small Business 13% Real Estate 82% 1-4 Family 46% Construction & Development 12% Commercial Real Estate 36% HELOC 6% 5% 16% 29% 5% 38% 10%

Total Loan Portfolio Overview: We Continue to Deleverage and Improve Pricing on Renewals % of TLs NPLs/TLs NCOs/Avg Loans NPA/TLs+REO (In $ 000's) (In $ 000's) (In $ 000's) (In $ 000's) Loan Portfolio Overview Continued de-leveraging of the loan portfolio Total loans decreased by 10.1% since 2Q 2008 Majority of Real Estate portfolio is owner occupied, non-speculative and performing Improved pricing on loan renewals Selling mortgage and SBA loans into the secondary market Net charge-offs up in 2Q 2009 driven by home equities and 1-4 family residential - volumes in those areas continue to shrink Continue to aggressively charge-off non-performers (1) Annualized

Note: TLs indicates total of Real Estate Portfolio (1) Annualized (In $ 000's) (In $ 000's) Real Estate Portfolio Overview % of TLs NPLs/TLs NCOs/Avg Loans NPAs/TLs+REO (In $ 000's) (In $ 000's) Real Estate Loan Portfolio Overview Majority of portfolio is owner occupied, non-speculative and performing Prices on housing beginning to stabilize Housing sales and pending sales up 25% year over year in July, 2009 Saleable mortgage levels at record highs - through June 2009 mortgage volumes equaled those produced in all of 2008 Less than 6% of mortgage portfolio has credit scores of less than 650 with low delinquencies Q2 2009 NCOs driven by 1-4 Family Residential segment, however recent new state and federal programs coupled with recent positive stability in housing prices may provide declining NCOs by the end of the year The CRE portfolio is diversified, 60% owner occupied, and exhibiting stable to positive performance trends with 30-89 day past due at 0.88% and NPLs at 2.64% at June 2009 Developed Coastal Equity Partners, LLC in 2006 to manage REO; 37% of available REO inventory sold from 4Q 2008 through Q2 2009 Have hired 9 new, experienced commissioned Loan Officers over the last 12 months to focus on 1-4 family saleable mortgages bringing the total loan originators to 28

Commercial Portfolio Overview: Commercial & Industrial and Small Business Loans % of TLs NPLs/TLs NCOs/Avg Loans NPAs/TLs+REO (In $ 000's) (In $ 000's) (In $ 000's) (In $ 000's) C&I and Small Business Loan Portfolio Overview The C&I portfolio is well diversified, administered by an experienced staff and characterized by improving margin and performance trends Only 8% exposure to automotive suppliers 93% of NPLs comprised of one Shared National Credit. Coordinated workout plan in process targeting either sale of business or third party equity infusion Decreasing NPLs, NPAs and NCOs 2Q 2009 and 1Q 2009 vs 2008 Continued emphasis on SBA lending, where the Bank is recognized as market leader: 6th in SBA Lending in Michigan Only community bank ranked in the top ten First SBA Loan under the New American Recovery and Reinvestment Act in Michigan - June 2009 It is well-positioned to take on profitable market segments such as general small business, energy, health care, defense and other non-automotive manufacturing left vulnerable by exiting competitors Note: TLs indicates total of Commercial Portfolio (1) Annualized

Consumer Portfolio Overview % of TLs NPLs/TLs NCOs/Avg Loans NPAs/TLs+REO (In $ 000's) (In $ 000's) (In $ 000's) (In $ 000's) Consumer Loan Portfolio Overview Portfolio has seen significant decline in size over past 4 quarters with shrinkage in part due to declining equity positions in homes No specific credit concentration risk other than a general concentration to the local market area Delinquencies continue to improve for direct and indirect consumer loans Collections have been expanded to include Banking Center Managers and Loan Officers contacting borrowers over 15 days delinquent Consumer past dues continue to improve as portfolio ages and enhanced underwriting loans standards remain effective Indirect loans continue to run off. We exited indirect lending in 2006 Note: TLs indicates total of Consumer Portfolio (1) Annualized

Initiatives on Credit Risk Management

CitizensFirst

CTZN Is Implementing a Variety Of Measures To Address Credit Risk Mitigation and Strengthen Risk Management

Senior Appointments with Credit Oversight	• Designated Chief Credit Officer to provide independent risk management for all lending departments • Promoted Timothy Blazejewski to Chief Investment Officer with special oversight and responsibility for monitoring the CMO portfolio
Establishment of Special Committees/ Subsidiaries	• Established Special Assets Committee to provide senior management oversight of loan portfolio monitoring and a team-oriented approach to workout and liquidation strategies. Membership includes CEO, CFO, Chief Credit Officer, Chief Lending Officer, and President of Mortgage LLC, in addition to special asset officers. – Responsible for bi-monthly review of all watch list, NPL, REO assets – Sole authority for risk rating upgrades and any extensions of credit to substandard borrowers. Monitors ALLL adequacy • Formed Coastal Equity Partners, LLC as a subsidiary of the company to specialize in the sale and management of Bank REO
Risk Management	• Implemented expanded risk rating system to provide increased granularity and improved migration trend analysis to enhance loan portfolio risk management • Implemented pricing policy for all commercial C&I, small business, and CRE loans, including renewals, incorporating risk elements • Implemented thorough CRE portfolio analysis confirming diversification as to collateral type, stable and non-speculative in nature, acceptable LTV at current market valuations, 95% with recourse
Tightening Underwriting Standards	• Applying stricter underwriting standards in all lending areas including LTV limitations by loan and collateral type, required appraisals on all HELOC, full documentation on all mortgages, more restrictive requirements for equity and debt service coverage, and elimination of residential development loans • Decrease of individual loan officer approval limits and elimination of ability to aggregate approval authorities • Enforcing capital limitations on specific loan types
Portfolio Diversification & Deleveraging	• De-leveraging C&D, Commercial C&I and CRE portfolios through participation sales and SBA loans through secondary market sales • Decreased builder speculative loans from $74MM to less than $8MM since Q1 2007
Increasing Available Liquidity	• Increased 1-4 family loan sales to secondary market • Increased efforts to liquidate available REO inventory-37% of REO sold in Q1 2009 and Q2 2009 (80 units)

16

Allowance For Loan Losses and Net Charge Offs

Investment Securities Portfolio - Non-Agency CMO Portfolio (1) Both credit and non-credit related OTTI losses, totaling $40.0 million, were charged to current earnings for the year ended December 31, 2008. Effective January 1, 2009, a cumulative effect adjustment of $21.4 million, net of tax effect of $11.0 million, related to the adoption of FSP FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments, was recorded for the non-credit related portion of OTTI charged to earnings at December 31, 2008. In the interest of consistent presentation among reporting periods, the December 31, 2008 credit and non-credit related OTTI charges are presented in a manner assuming accounting guidance under FSP FAS 115-2 and FAS 124-2 were in place at December 31, 2008. The Company adopted FSP FAS 115-2 and FAS 124-2, starting the quarter ending March 31, 2009. As such, charge-offs of the combined credit and non-credit related OTTI to current earnings at December 31, 2008, prior to the adoption of FSP FAS 115-2 and FAS 124-2, resulted in an inflated reduction to the amortized cost of these securities portfolios versus the periods ended March 31, 2009 and June 30, 2009. During 2007 and 2008, the Company engaged in leveraged securities transactions pursuant to which it purchased approximately $383.5MM ($421.7MM par value) in investment grade non-agency CMO's funded by brokered CDs and FHLB advances At the time, the CMO portfolio was all investment grade and a source of diversification for earnings, as well as a source of diversification from a credit risk and geographic exposure perspective Since the development of the credit crisis and recessionary environment in the U.S., the CMO portfolio has deteriorated As of June 30, 2009, 40 non-agency CMO's totaling $286.9 million in amortized cost before impairment charges, or 93% of the total 45 non-agency CMO's held by us, and composing $309.3 million in amortized cost before impairment charges were rated below investment grade by at least one of the nationally recognized rating agencies

Carrying Values and Estimated Fair Values of Financial Instruments

Funding Sources Non Core Deposit Funding Composition

Pre-tax, Pre-provision Core Operating Earnings

Growth of Net Interest Income & Net Interest Margin (NIM) Net Interest Income (In $ 000's) Net Interest Margin (NIM) Ver. IV page 24 Citizens First has increased its spread over the applicable index to a range of 200 bps to 400 bps to price new and renewed, fixed rate and adjustable loans in the commercial portfolio Rates on deposits accounts have decreased along with a decline in market rates and certificates of deposit have matured and/or been re-written with lower overall rates Citizens First called or had $216.5 million in FHLB borrowings mature at an average rate of 3.55% while it renewed only $71.0 million at an average rate of 0.56%. At the same time, it increased borrowings at the FRB by $50.0 million at a rate of 0.25% NIM expansion 2009 YTD has been driven by decreasing costs of funding Yields on earning assets have been affected by both lower average balances and lower market rates and are partially supported by higher yielding securities The cost of interest bearing liabilities has been positively affected by substantial reductions in wholesale funding and lower overall market rates 6% Increase in Net Interest Income since 4Q 08 Note: Data reflects quarterly results.

Non-Interest Income

Non-Interest Expense

Regulatory Overview The Bank is Party to an MOU that it entered into with the FDIC and the Michigan Office of Financial and Insurance Services in December 2008, which requires among other things that the Bank maintain a Tier 1 Capital to Total Assets ratio of 8% and a minimum Total Risk-based Capital Ratio of 10% As of June 30, 2009 the Bank's Tier 1 to Total Assets Ratio was 4.76%, its Tier 1 Leverage Ratio was 4.70%, its Tier 1 Risk- Based Ratio was 5.61% and its Total Risk-Based Capital Ratio was 6.87% To be in compliance with the capital requirements of the MOU, the bank would need approximately $67.7mm in additional Tier 1 capital as of June 30, 2009 As of June 30, 2009 the bank had a regulatory capital classification of "Undercapitalized" As a result of being "Undercapitalized", the bank cannot pay dividends or make other distributions, and will pay higher insurance premiums to the FDIC FDIC's Prompt Corrective Action regulations also require the Company to submit a capital restoration plan, restrict asset growth and limit certain expansion activities By letter dated June 30, 2009 the Company was informed by the OTS that it is considered to be in troubled condition pursuant to OTS regulations. As a troubled Thrift holding Company, the Company is subject to a number of additional requirements and restrictions, including: The requirement that it comply with certain prior notification requirements in connection with any changes in directors and senior officers The requirement that it provide the OTS with a written capital plan detailing steps to be taken to return its capital to a level that is commensurate with its risk profile The requirement that it provides the OTS with cash flow projections on a quarterly basis A prohibition on paying dividends and incurring new debt without the prior written approval of OTS A prohibition against making certain "golden parachute" and indemnification payments The OTS has indicated that additional enforcement action against the company in the form of the Cease and Desist order is Appropriate pursuant to its regulatory and supervisory authority, and the OTS has presented the Company with a letter providing the Company the opportunity to cooperate by executing a Stipulation and Consent Agreement to enter into a form of a Cease and Desist order

Capital Levels Note: Represents Bank capital ratios. Holding company information does not apply.

Appendix

Condensed & Consolidated Balance Sheet

Condensed & Consolidated Statements of Income